Exhibit 99.1

Support.com Reports Third Quarter 2016 Financial Results

Redwood City, Calif. – November 3, 2016 – Support.com, Inc. (NASDAQ: SPRT), makers of Support.com® Cloud software for Support Interaction Optimization, and a leading provider of tech support and turnkey support center services, today reported unaudited financial results for its third quarter ended September 30, 2016.

“Q3 2016 showed good progress,” said Rick Bloom, interim President and Chief Executive Officer. “I look forward to working with the entire Support.com community and am excited about the prospects for the business and delivering shareholder value.”

Q3 2016 Financial Summary

For the third quarter of 2016, total revenue was $15.5 million compared to $17.9 million in the third quarter of 2015 and $14.9 million in the second quarter of 2016.

On a GAAP basis, loss from continuing operations for the third quarter of 2016 was $(2.1) million, or $(0.04) per share, compared to $(3.9) million, or $(0.07) per share, in the third quarter of 2015 and $(6.0) million, or $(0.11) per share, in the second quarter of 2016.

On a non-GAAP basis, loss from continuing operations for the third quarter of 2016 was $(1.2) million, or $(0.02) per share, compared to a loss of $(2.9) million, or $(0.05) per share, in the third quarter of 2015 and a loss of $(4.9) million, or $(0.09) per share, in the second quarter of 2016.

Non-GAAP income (loss) from continuing operations excludes stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges and tax expense (benefit) associated with acquired goodwill. Collectively, these items impacted income (loss) from continuing operations by $0.9 million in the third quarter of 2016, $1.0 million in the third quarter of 2015 and $1.1 million in the second quarter of 2016. A reconciliation of GAAP to non-GAAP results is presented in the tables below.

Balance Sheet Information

At September 30, 2016, cash, cash equivalents and investments were $54.5 million, compared to $58.0 million at June 30, 2016.

Recent Company Highlights

•	Successfully launched services programs with Sears and Target in Q3 2016, which were both announced in Q2 2016

•	Closed second enterprise Support.com Cloud customer, driven by SeeSupport, the remote video support application that is part of Support.com Cloud

•	Launched first enterprise Cloud customer at the end of September with several hundred agents, and expected to expand to approximately 2,000 agents in Q4

•	TMC awarded Support.com® Cloud SeeSupport a 2016 Communications Solutions Products of the Year Award

Support.com will host a conference call discussing the Company’s third quarter 2016 results on Thursday, November 3, 2016, starting at 4:30 p.m. EDT (1:30 p.m. PDT). The live call may be accessed by dialing (877) 388-8486 (domestic), or (408) 427-3864 (international), using passcode 11088825. A live audio webcast and replay of the call will be available at the Investor Relations section of the Support.com website at https://www.support.com/about-us/investor-relations/investor-webinars-events/.

About Support.com

Support.com, Inc. (NASDAQ:SPRT) is the leading provider of cloud-based software and services to deliver next-generation technical support. Support.com helps leading brands in software, electronics, communications, retail, Internet of Things (IoT) and other connected technology industries deepen their customer relationships. Customers want technology that works the way it’s intended. By using Support.com software and services, companies can deliver a fantastic customer experience, leading to happier customers, greater brand loyalty and growing revenues.

For more information, please visit http://www.support.com or follow us @support com.

Support.com, Inc. is an Equal Opportunity Employer. For more information, visit http://www.support.com/about-us/careers.

© 2016 Support.com, Inc. All rights reserved. Support.com and the Support.com logo are trademarks or registered trademarks of Support.com, Inc. in the United States and other countries. All other marks are the property of their respective owners.

Safe Harbor Statement

This press release contains “forward-looking statements” as defined under the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995, and is subject to the safe harbors created by such laws. Forward-looking statements include, for example, all statements relating to expected financial performance (including without limitation statements involving growth and projections of revenue, margin, profitability, income (loss) from continuing operations, income (loss) per share from continuing operations, cash usage or generation, cash balance as of any future date, capital structure and other financial items); the plans and objectives of management for future operations, customer relationships, products, services or investments; personnel matters; and future performance in economic and other terms. Such forward-looking statements are based on current expectations that involve a number of uncertainties and risks that may cause actual events or results to differ materially from those indicated by such forward-looking statements, including, among others, our ability to retain and grow major programs, our ability to expand and diversify our customer base, our ability to market and sell our Support.com Cloud (formerly “Nexus®”) software-as-a-service (SaaS) offering, our ability to maintain and grow revenue, our ability to successfully develop new products and services, our ability to manage our workforce, our ability to operate in markets that are subject to extensive regulations, such as support for home security systems, our ability to control expenses and achieve desired margins, our dependence on a small number of customers and partners, our ability to attract, train and retain talented employees, the potential for acquisitions or other strategic transactions that deplete our resources or do not prove successful, privacy concerns, the potential for payment fraud issues, potential intellectual property, class action or other litigation, potential impairments of long lived assets, our ability to utilize and realize the value of our net operating loss carryforwards and how they could be substantially limited or permanently impaired, given our current market capitalization and cash position, if we experienced an “ownership change” as defined in Section 382 of the Internal Revenue Code and whether our recently adopted tax benefits preservation plan will be effective in reducing the likelihood of such an unintended ownership change from occurring, the recent change in the composition of our Board and the recent resignation of our former President and Chief Executive Officer and appointment of a new interim President and Chief Executive Officer may lead to the perception of a change in the direction of our business, instability or a lack of continuity which may be exploited by our competitors, cause concern to our current or potential clients, and may result in the loss of potential business opportunities and make it more difficult to attract and retain qualified personnel and business partners, our ability to execute the cost reduction program involving the planned actions on the expected schedule, our ability to achieve the cost savings expected in connection with the cost reduction plan, the ultimate effect of any such cost reductions on our financial results, and our ability to manage the effects of the cost reduction plan on our workforce and other operations. These and other risks may be detailed from time to time in Support.com’s periodic reports filed with the Securities and Exchange Commission, including, but not limited to, its latest Annual Report on Form 10-K and its latest Quarterly Report on Form 10-Q, copies of which may be obtained from www.sec.gov. Support.com assumes no obligation to update its forward-looking statements, except as may otherwise be required by the federal securities laws.

Disclosure Regarding Non-GAAP Financial Measures

Support.com excludes stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges and tax expense (benefit) associated with acquired goodwill from its GAAP results, in order to determine the non-GAAP financial measures of income (loss) from continuing operations and income (loss) from continuing operations per share, as described in A through D below. We believe that the non-GAAP measures, when viewed in addition to and not in lieu of our reported GAAP results, assist investors in understanding our results of operations.

A. Stock-based compensation expense. Management excludes stock-based compensation expense when evaluating its performance from period to period because such expenses do not require cash settlement and because such expenses are not used by management to assess the performance of the Company’s business. Stock-based compensation expense was $661,000 in the third quarter of 2016, compared to $735,000 in the third quarter of 2015 and $454,000 in the second quarter of 2016.

B. Amortization of intangible assets and other. The Company does not acquire businesses on a predictable cycle; therefore management excludes acquisition-related intangible asset amortization and related charges when evaluating its operating performance. Amortization of intangible assets and other was $267,000 in the third quarter of 2016, the third quarter of 2015 and the second quarter of 2016.

C. Restructuring and impairment charges. Management excludes restructuring and impairment charges when evaluating its operating performance because the Company does not incur such charges on a predictable basis and exclusion of such charges enables more consistent evaluation of the Company’s operating performance. Restructuring charge was zero in the third quarter of 2016, zero in the third quarter of 2015, and $423,000 in the second quarter of 2016.  There was no impairment charge in the third quarter of 2016, the third quarter of 2015, or the second quarter of 2016.

D. Tax expense (benefit) associated with acquired goodwill. The Company does not amortize goodwill in its consolidated financial statements. Goodwill created through Asset Purchase Agreement transactions is amortizable for tax purposes and a deferred tax liability is recorded as the tax deduction is realized. The Company excludes the tax expense (benefit) associated with acquired goodwill when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such expense (benefit) enables more consistent evaluation of the Company’s operating performance. Tax expense (benefit) associated with acquired goodwill was zero in the third quarter of 2016, the third quarter of 2015 and the second quarter of 2016.

The Company believes that non-GAAP financial measures have significant limitations in that they do not reflect all of the amounts associated with the Company’s financial results as determined in accordance with GAAP and that these measures should only be used to evaluate the Company’s financial results in conjunction with the corresponding GAAP measures. In addition, the exclusion of the items indicated above from the non-GAAP financial measures presented does not indicate an expectation by management that such items will not be incurred in subsequent periods.

SUPPORT.COM, INC.
GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	September 30, 2016 (1)	December 31, 2015 (2)

Assets
Current assets:
Cash, cash equivalents and short-term investments	$54,497	$65,734
Accounts receivable, net	10,195	10,019
Prepaid expenses and other current assets	1,352	1,474
Total current assets	66,044	77,227
Property and equipment, net	1,940	1,989
Intangible assets, net	493	1,294
Other assets	988	982

Total assets	$69,465	$81,492

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued compensation	$3,022	$3,035
Other accrued liabilities	2,601	4,135
Short-term deferred revenue	2,658	2,184
Total current liabilities	8,281	9,354
Long-term deferred revenue	72	102
Other long-term liabilities	415	690
Total liabilities	8,768	10,146

Stockholders' equity:
Common stock	6	5
Additional paid-in-capital	267,144	265,324
Treasury stock	(5,239)	(5,167)
Accumulated other comprehensive loss	(2,233)	(2,302)
Accumulated deficit	(198,981)	(186,514)
Total stockholders' equity	60,697	71,346

Total liabilities and stockholders' equity	$69,465	$81,492

Note 1: Amounts are subject to completion of management’s customary closing and review procedures.

Note 2: Derived from audited consolidated financial statements for the year ended December 31, 2015.

SUPPORT.COM, INC.
GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2016 (1)	June 30, 2016	September 30, 2015	September 30, 2016 (1)	September 30, 2015

Revenue:
Services	$14,163	$13,609	$16,563	$43,055	$57,733
Software and other	1,364	1,320	1,302	3,998	3,889
Total revenue	15,527	14,929	17,865	47,053	61,622

Cost of revenue:
Cost of services (3)	11,847	12,696	14,357	38,403	48,555
Cost of software and other (3)	120	138	128	377	409
Total cost of revenue	11,967	12,834	14,485	38,780	48,964

Gross profit	3,560	2,095	3,380	8,273	12,658

Operating expenses:

Research and development (3)	1,336	1,420	1,790	4,464	5,244
Sales and marketing (3)	1,463	1,866	2,195	5,401	6,492
General and administrative (3)	2,703	4,235	3,047	10,186	9,183
Amortization of intangible assets and other	267	267	267	801	802
Goodwill impairment	-	-	-	-	14,240
Restructuring	-	423	-	423	-
Total operating expenses	5,769	8,211	7,299	21,275	35,961

Loss from operations	(2,209)	(6,116)	(3,919)	(13,002)	(23,303)

Interest income and other, net	124	126	113	383	319

Loss from continuing operations, before income taxes	(2,085)	(5,990)	(3,806)	(12,619)	(22,984)

Income tax provision (benefit)	44	36	60	132	(1,041)

Loss from continuing operations, after income taxes	(2,129)	(6,026)	(3,866)	(12,751)	(21,943)

Income (loss) from discontinued operations, net of income taxes	-	-	(5)	284	32

Net loss	$(2,129)	$(6,026)	$(3,871)	$(12,467)	$(21,911)

Loss from continuing operations, after income taxes
Basic	$(0.04)	$(0.11)	$(0.07)	$(0.23)	$(0.40)
Diluted	$(0.04)	$(0.11)	$(0.07)	$(0.23)	$(0.40)

Income (loss) from discontinued operations, net of income taxes
Basic	$(0.00)	$(0.00)	$(0.00)	$0.01	$0.00
Diluted	$(0.00)	$(0.00)	$(0.00)	$0.01	$0.00

Shares used in computing per share amounts:
Basic	55,337	55,120	54,637	55,116	54,465
Diluted	55,337	55,120	54,637	55,116	54,465

Note 3: Includes stock-based compensation expense as follows:

	Three Months Ended			Nine Months Ended
	September 30, 2016	June 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Cost of revenue:
Cost of services	$43	$35	$62	$134	$187
Cost of software and other	1	-	2	4	8
Operating expenses:
Research and development	156	92	156	346	442
Sales and marketing	79	(42)	110	121	276
General and administrative	382	369	405	1,171	1,316
Total	$661	$454	$735	$1,776	$2,229

SUPPORT.COM, INC.
RECONCILIATION OF GAAP FINANCIAL RESULTS TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2016	June 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015

GAAP cost of revenue	$11,967	$12,834	$14,485	$38,780	$48,964
Stock-based compensation expense (Cost of revenue portion only)	(45)	(35)	(64)	(138)	(195)
Other non-recurring items	-	-	-	-	-
Non-GAAP cost of revenue	$11,922	$12,799	$14,421	$38,642	$48,769

GAAP operating expenses	$5,769	$8,211	$7,299	$21,275	$35,961
Stock-based compensation expense (Excl. cost of revenue portion)	(616)	(419)	(671)	(1,638)	(2,034)
Amortization of intangible assets and other	(267)	(267)	(267)	(801)	(802)
Restructuring and impairment charges	-	(423)	-	(423)	(14,240)
Non-GAAP operating expenses	$4,886	$7,102	$6,361	$18,413	$18,885

GAAP income tax provision (benefit)	$44	$36	$60	$132	$(1,041)
Tax expense (benefit) associated with acquired goodwill	-	-	-	-	1,204
Non-GAAP income tax provision	$44	$36	$60	$132	$163

GAAP loss from continuing operations, after income taxes	$(2,129)	$(6,026)	$(3,866)	$(12,751)	$(21,943)
Stock-based compensation expense	661	454	735	1,776	2,229
Amortization of intangible assets and other	267	267	267	801	802
Tax expense (benefit) associated with acquired goodwill	-	-	-	-	(1,204)
Restructuring and impairment charges	-	423	-	423	14,240
Total impact of Non-GAAP exclusions	928	1,144	1,002	3,000	16,067
Non-GAAP income (loss) from continuing operations, after income taxes	$(1,201)	$(4,882)	$(2,864)	$(9,751)	$(5,876)

Loss from continuing operations, after income taxes
Basic - GAAP	$(0.04)	$(0.11)	$(0.07)	$(0.23)	$(0.40)
Basic - Non-GAAP	$(0.02)	$(0.09)	$(0.05)	$(0.18)	$(0.11)

Diluted - GAAP	$(0.04)	$(0.11)	$(0.07)	$(0.23)	$(0.40)
Diluted - Non-GAAP	$(0.02)	$(0.09)	$(0.05)	$(0.18)	$(0.11)
Shares used in computing per share amounts (GAAP)
Basic	55,337	55,120	54,637	55,116	54,465
Diluted	55,337	55,120	54,637	55,116	54,465
Shares used in computing per share amounts (Non-GAAP)
Basic	55,337	55,120	54,637	55,116	54,465
Diluted	55,337	55,120	54,637	55,116	54,465

The adjustments above reconcile the Company’s GAAP financial results to the non-GAAP financial measures used by the Company. The Company’s non-GAAP financial measures exclude stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges and tax expense (benefit) associated with acquired goodwill. The Company believes that presentation of these non-GAAP items provides meaningful supplemental information to investors, when viewed in conjunction with, and not in lieu of, the Company’s GAAP results. However, the non-GAAP financial measures have not been prepared under a comprehensive set of accounting rules or principles. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP. Moreover, there are material limitations associated with the use of non-GAAP financial measures.  See the text of this press release for more information on non-GAAP financial measures.

2016 Amounts are subject to completion of management’s customary closing and review procedures.

Investor Contact:
Jacob Moelter
Investor Relations, Support.com
+1.650.556.8595
jacob.moelter@support.com